EXHIBIT 99.2

 Q2 2020 Financial results  August 12, 2020

 FORWARD LOOKING STATEMENTS  Statements in this presentation regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “expected,” “excited,” “guidance,” “believe,” “expect,” “may,” “outlook,” “forecast,” “intend,” “could,” “project,” “estimate,” “anticipate,” “should,” “plan” and similar terminology. These risks and uncertainties include factors such as:the impact of the global COVID-19 pandemic (“Pandemic”) and related measures taken by governmental or regulatory authorities to combat the Pandemic, including the impact of the Pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance;unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally;changes in raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions;our dependence on a limited number of suppliers for certain of our key materials;our dependence on our impact-resistant product lines and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products;the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our acquisitions of NewSouth and Western Window Systems;our level of indebtedness, which increased in connection with our acquisition of Western Window Systems, and increased further in connection with our acquisition of NewSouth;increases in bad debt owed to us by our customers in the event of a downturn in the home repair and remodeling or new home construction channels in our core markets and our inability to collect such debt;the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisitions of NewSouth and Western Window Systems may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates;increases in transportation costs, including due to increases in fuel prices;our dependence on our limited number of geographically concentrated manufacturing facilities;sales fluctuations to and changes in our relationships with key customers;federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations;risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended;product liability and warranty claims brought against us;in addition to the acquisitions of NewSouth and Western Window Systems, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected when we acquired it; andthe other risks and uncertainties discussed under “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended July 4, 2020, and “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 28, 2019 and our other SEC filings.Forward looking statements in this presentation include our expectations regarding: (i) the impact of our strategic pillars on customer and shareholder value; (ii) continued growth momentum in sales and margins expected in the second half of 2020; (iii) expected sequential improvement in margins with organic volume growth assumed in the second half of 2020; (iv) the expected reduction to annualized operating expenses from the Orlando plant closure; (v) our strong and flexible balance sheet positioning us to navigate downturn due to the Pandemic; (vi) the success of our planned cost management initiatives and prioritized capital expenditure actions; (vii) expected margin growth from investment in continuous improvement; (viii) strategic selling initiatives and marketing enhancements driving future sales; (ix) our ability to maintain a strong balance sheet, conservative capital structure, target leverage ratios and to preserve liquidity; (x) aspects of strategic acquisitions, including integration of NewSouth, and expansion into new regions, channels and products; (xi) the possible benefits of investing in talent and R&D; (xii) operational efficiencies and margin expansion; (xiii) execution of our strategy expected to create long-term customer and shareholder value; and (xiv) our ability to capture profitable growth in the new construction and repair and remodel markets. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances from the date of this presentation.  2

 Use of Non-GAAP Financial Measures  This presentation and the financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We believe that presentation of non-GAAP measures such as adjusted net income, adjusted net income per share, and adjusted EBITDA provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this release are provided to give investors access to types of measures that we use in analyzing our results.Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable investors and analysts to more thoroughly evaluate our current performance as compared to the past performance and provide a better baseline for assessing the Company's future earnings potential. However, these measures do not provide a complete picture of our operations.Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company's performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments.Our calculations of adjusted net income and adjusted net income per share, and adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, and adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release.Adjusted EBITDA as used in the calculation of the net debt-to-Adjusted EBITDA ratio, consists of our adjusted EBITDA as described above, but for the trailing twelve-month period, adjusted pursuant to the covenants contained in our credit agreements.  3

COVID-19 UPDATE

Operating with Safeguards in Place

- Continuing to place health and personal safety of our team members and their families as our greatest focus
- Following health authorities' guidelines for personal health and safety
- Increasing cleaning frequency and enhancing sanitization of all facilities
- Adjusting production schedules and operations to enable social distancing
- Requiring employees and essential visitors to wear masks
- Performing daily temperature checks and thermal scans to maintain safe work environment for all employees and essential visitors

Financial Flexibility

- Ended Q2 2020 with available liquidity of $174M, including cash on hand of $98M and undrawn revolver capacity of $76M
- No scheduled debt payments required until maturity of term loan due October 2022
- Delaying or canceling planned capital expenditures
- Eliminating discretionary spending, with a primary focus on reducing selling, general and administrative expenses
- Assessing overall network capacity
- Optimizing net working capital
- Focusing on preserving cash



Team Members, Customers and Communities Remain Our Top Priority

INVENT. BUILD. DELIVER.
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 Executing 4 strategic pillars expected to create long-term  Customer and Shareholder Value   01.Driving brand recognition, loyalty and growth with customer-centric innovation  02.Attracting and retaining talented, dedicated leaders to drive our business  03.Investing in our business and scaling our operations to meet expected increasing long-term demand  04.Strategically allocating capital generated from our free cash flow to support profitable growth                                                  5

SECOND QUARTER KEY MESSAGES

	Q2 2020	vs. Q2 2019	
Net Sales	**$203M**	**2%**	↑
Gross Profit	**$74.5M**	**2%**	↑
Adj. EBITDA[1] Margin	**17%**	**3.5%**	↓

Highlights

- **Strong sales** with NewSouth contribution of $23M with pipeline continuing to build from order entries continuing at **improving levels** YoY
- Positive inflection in Florida sales with continued growth momentum in sales and margins expected in 2H20
- Legacy SEBU and WEBU saw **sequential improvement in order entries** as the quarter progressed versus the prior-year growth rate with continued momentum into July and August 2020
- Margins YoY negatively impacted by mix

INVENT. BUILD. DELIVER.

1. Refer to reconciliation to GAAP.

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MARKET PERFORMANCE: LEGACY BUSINESS (SEBU[1] & WEBU[2])

SEBU[1] YoY Order Growth


38%
29%
6%
-10%
6%
19%
Jan 2020
Feb
Mar
Apr
May
Jun

WEBU[2] YoY Order Growth


18%
23%
0%
-23%
-20%
-12%
Jan 2020
Feb
Mar
Apr
May
Jun

Legacy Backlog[3] ($M)


$76
$115
GROWTH
50%
Q2 2019
Q2 2020

Commentary

- Q2'20 order entry up 7% in legacy SEBU and down 20% in WEBU; April organic orders decline of 13% with sequential recovery leading to June organic orders growth YoY of 13%
- Q2'20 legacy backlog up 50% YoY driven by 60% increase in legacy SEBU backlog; WEBU backlog grew 3% YoY
- NewSouth retail orders increased over 80% YoY in Q2'20; retail backlog of $37M at end of Q2'20, up over 110% vs. PY

INVENT. BUILD. DELIVER.

1. Southeastern Business Unit, excluding NewSouth; 2. Western Business Unit; 3. Excludes NewSouth.

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 Q2 2020 RESULTS    Q2 2020  vs. Q2 2019    Net Sales  $203M  2%   ↑  Gross Margin  36.7%  -%  -  Adjusted EBITDA1  $34.7M  15.0%  ↓  Adj. Diluted EPS1  $0.21  34%  ↓  HighlightsOrganic sales decline of 9% in the second quarter offset by NewSouth sales contribution of $23MMargins impacted by product mix and organic volume declineExpecting sequential improvement in margins with organic volume growth assumed in 2H20 Orlando plant closure completed in July; expected to reduce annualized operating expenses by $3.5M beginning in Q3 2020  1. Refer to reconciliation to GAAP.  8

 Balance sheet and Liquidity Update  NET LEVERAGE    Total Debt Outstanding   $429.0M  Less: Cash   $98.4M  Net Debt   $330.6M  LTM Adj EBITDA1  $140.3M  Net Debt to Adj EBITDA1  2.4x  LIQUIDITY PROFILE    Cash   $98.4M  Unused Credit Capacity   $76.0M  Total Available Liquidity   $174.4M  Senior Notes (Aug 2026)  $365.0M  Revolving Credit (Oct 2022)  $64.0M  Total Debt Outstanding  $429.0M  Debt Maturity Schedule ($M) End of Q2 2020    Term Loan  Senior Notes  COMMENTARYStrong and flexible balance sheet positions the Company to navigate downturn$10M term loan paydowns made since the end of Q2 2020, with the remaining $54M term loan maturing in 2022, $365M senior notes due 2026Net debt to adjusted EBITDA1 ratio of 2.4xCost management initiatives and prioritized capital expenditures implemented to conserve cash and maintain strong liquidity position  9  1. Refer to reconciliation to GAAP.

STRONG BALANCE SHEET

Net Debt[1] and Leverage Ratio[2]



ACQUIRED
Impact Resistant Windows & Doors
WE'RE STRONGER
ACQUIRED
WINDOOR
ACQUIRED
western
window systems
ACQUIRED
NewSouth
WINDOW SOLUTIONS
$44
$156
$157
$150
$151
$143
$136
$253
$239
$234
$225
$225
$214
$199
$190
$190
$160
$355
$326
$334
$294
$297
$282
$361
$331
1.0x
3.5x
2.0x
3.3x
1.6x
2.5x
2.4x
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Net Debt
Leverage Ratio

Highlights

- Ended Q2 2020 with net debt of $331 million, up from $282 million in Q4 2019 driven by $50 million of senior notes issued in conjunction with NewSouth acquisition
- Net debt to trailing-twelve month adjusted EBITDA of 2.4 times, pro forma for NewSouth acquisition
- Proven track record of deleveraging by prepaying debt following acquisitions

PGT INNOVATIONS

INVENT. BUILD. DELIVER.

1. Net debt is total consolidated funded indebtedness as of the end of the respective quarter, calculated on an all cash netted basis. Adjusted EBITDA is calculated in accordance with our credit agreement. Refer to reconciliation to GAAP. 2. Leverage ratio defined as net debt divided by trailing-twelve-month adjusted EBITDA; refer to reconciliation to GAAP.

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LONG-TERM CAPITAL ALLOCATION PRIORITIES

01 INTERNAL INVESTMENT

- Investment in continuous improvement expected to drive margin growth
- Strategic selling initiatives and marketing enhancements driving sales in 2020 and beyond

02 DEBT REDUCTION

- Expect to maintain a strong balance sheet and conservative capital structure
- Long-term target Leverage Ratio of 2x – 3x
- Continued focus on preserving liquidity

03 STRATEGIC ACQUISITIONS

- Focus on integration of NewSouth for remainder of 2020
- Strategic acquisitions are expected to grow customer and shareholder value over the long-term
- Expansion into new regions, channels or products


30.63

INVENT. BUILD. DELIVER.
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12  Why Invest inPGT Innovations    01  National leader in growing premium impact-resistant and indoor / outdoor window and door category  02  Expect to continue investing in talent and R&D to remain an industry leader in innovation and product development  03  Continued focus on operational efficiencies expected to drive additional margin expansion  04  Execution of our strategy expected to create long-term customer and shareholder value  05  Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels

 Q&A

 Appendix  Reconciliation to Adjusted Net Income, Adjusted Net Income per Share-diluted, Adjusted EBITDA, and Adjusted EBITDA per our bank covenants

 15  Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)THREE MONTHS ENDED JULY 4, 2020 AND JUNE 29, 2019      THREE MONTHS ENDED          7/4/2020    6/29/2019

 16  Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)THREE MONTHS ENDED JULY 4, 2020 AND JUNE 29, 2019

 17  Reconciliation of GAAP to NON-gaap MEASURES(in MILLIONS)

 Reconciliation of GAAP to NON-gaap MEASURES  18  Represents the total of the adjustments consistent with previously published and publicly available earnings releases as issued by the Company relating to the period for which the total adjustments is presented.Beginning in 2018, the Company updated its reporting of adjusted EBITDA for its publicly issued earnings to exclude non-cash stock-based compensation expense. As such, the total of the adjustments per previously published earnings as presented herein will not agree to the total adjustments as previously issued for periods prior to 2018, as they have been revised as a result of this change in presentation.Calculated in accordance with covenants pursuant to the Company’s then existing credit agreements, which includes adjustments for expected cost savings, operating expense reductions and synergies related to acquisitions, as well as the earnings of acquired entities on a pro forma basis for any pre-acquisition period within the trailing twelve-months relating to the period of the calculation.